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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2002

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24999 (Commission File Number)	52-1947160 (IRS Employer Identification No.)
18200 Von Karman Avenue, Suite 730, Irvine, CA		92612
(Address of Principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

        Items 4(a) and 7(c) of Registrant's Current Report on Form 8-K as filed with the Commission on March 26, 2002, as amended by Amendment No. 1 to Form 8-K as filed with the Commission on March 28, 2002, are hereby amended and restated in their entirety as follows:

Item 4. Changes in Registrant's Certifying Accountant.

        (a) Previous independent accountant.

        Larson, Allen, Weishair & Co., LLP, has been the independent accountant of Lotus Pacific, Inc., a Delaware corporation (the "Registrant") in connection with the preparation of the Registrant's financial statements for the fiscal years ended June 30, 1996 through June 30, 2001 and has reviewed the Registrant's financial statements for the three and six-month periods ended September 30, 2001 and December 31, 2001. Effective March 25, 2002, the Registrant dismissed Larson, Allen, Weishair & Co. as its independent accountant in connection with the Registrant's ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

        The Registrant's decision to dismiss Larson, Allen, Weishair & Co. was due to its belief that the quality of services provided by Larson, Allen, Weishair & Co. was inadequate. Larson, Allen, Weishair & Co. and its predecessor, Schiffman Hughes Brown, P.C. (whose practice became part of Larson, Allen, Weishair & Co. effective January 1, 2000) were initially engaged by prior management of the Registrant. Following the replacement of prior management of the Registrant, as set forth in Registrant's Current Report on Form 8-K as filed with the Commission on July 2, 2001, and the Consent Solicitation Statement on Schedule 14A as filed with the Commission on June 8, 2001, new management of the Registrant retained Larson, Allen, Weishair & Co. to audit the Registrant's financial statements for the fiscal year ended June 30, 2001 and to review the Registrant's financial statements for the three and six-month periods ended September 30, 2001 and December 31, 2001. During such periods, new management became unsatisfied with the quality of services performed by Larson, Allen, Weishair & Co. and decided to retain new independent accountants. See Item 4(b) below.

        The reports of Larson, Allen, Weishair & Co. on the Registrant's financial statements for the fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. For the fiscal years ended June 30, 2000 and 2001 and through March 25, 2002, there were no disagreements with Larson, Allen, Weishair & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larson, Allen, Weishair & Co. would have caused such firm to make reference thereto in their report on the financial statements for such years.

        The Board of Directors has approved the decision to dismiss Larson, Allen, Weishair & Co.

        Enclosed as Exhibit 16.1 hereto is a letter of Larson, Allen, Weishair & Co. addressed to the Securities and Exchange Commission as to whether or not it agrees with the above statements.

        Larson, Allen, Weishair & Co. will continue to be the independent accountant of record for the fiscal years ended June 30, 2000 and June 30, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        Exhibit 16.1 Letter of Larson, Allen, Weishair & Co. dated April 12, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)
Date: April 12, 2002	By:	/s/ YONG YAN Yong Yan President, CEO and CFO

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES